EXHIBIT 99.A
                                                                    ------------




                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE



------------------------------------------
                                          )
In re                                     )     Chapter 11
                                          )
INSILCO TECHNOLOGIES, INC., et al.1,      )     Case No.  02 - 13672 (KJC)
                            -- ---        )
                                          )     (Jointly Administered)
                            Debtors.      )
------------------------------------------




                           SUPPLEMENT TO DECEMBER 2002
                 UNITED STATES TRUSTEE MONTHLY OPERATING REPORT
                 ----------------------------------------------






















----------------
1    The other debtors in these jointly administered chapter 11 proceedings are
Insilco Holding Co., InNet Technologies, Inc., Insilco International Holdings Inc., Precision Cable Mfg. Corporation, Eyelets for Industry, Inc., EFI Metal Forming, Inc., Stewart Stamping Corporation, Stewart Connector Systems, Inc., Signal Caribe, Inc., and Signal Transformer Co., Inc.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.        Case No. 02-13672
Debtors                                        Reporting Period:
                                               December 16 to December 31, 2002
================================================================================
WEEKLY CASH FLOW
================================================================================
US LOCATIONS                              A                 A                 A
Week number                              51                52                 1
Date                             12/20/2002        12/27/2002        12/31/2002
--------------------------------------------------------------------------------

BEGINNING CASH BALANCE                7,652             8,835             9,365

Collections
-----------
Trade receipts                        2,118             1,883             1,119
Other                                    --                --                --
--------------------------------------------------------------------------------
   Total Collections                  2,118             1,883             1,119
--------------------------------------------------------------------------------

CASH AVAILABLE                        9,770            10,718            10,484

Disbursements*
--------------
Payroll                                  --              (699)             (474)
Benefits                               (256)             (204)              (44)
Inventory Purchases                    (340)             (332)              (33)
General Cash Disbursements             (337)              (98)              (47)
Deposits                                 (2)               --                (2)
Critical Vendor Payments                 --                --                --
Capital expenditures                     --                --                --
Other                                    --                --                --
                                ------------------------------------------------
   Subtotal Operating Expenses         (935)           (1,333)             (600)

Professional fees
   On-Going                              --               (20)               --
   Debtor's Professionals                                  --
   Unsecured Professionals
                                ------------------------------------------------
      Subtotal                           --               (20)               --
                                ------------------------------------------------
Bank Professionals                                         --                --
Restructuring costs                      --                --                --
Taxes                                    --                --                --
Intercompany transfers out               --                --                --
Intercompany transfers in                --                --                --
Debt service                             --                --                --
--------------------------------------------------------------------------------
   Total disbursements                 (935)           (1,353)             (600)
--------------------------------------------------------------------------------
DIP Borrowings/(Paydowns)                --                --                --

ENDING CASH                           8,835             9,365             9,884
================================================================================
Key Account information
Sales                                 3,231             1,984             1,410
Trade accounts receivable balance    21,398            20,736            19,333
Inventory                            22,771            23,472            22,627
Accounts payable - US                   505             1,244             1,545

* On a book basis, i.e. includes checks written not cashed.

Note the following filing entities had no cash activity:
02-13671 Insilco Holding Co.
02-13674 Insilco International Holding, Inc.
02-13677 EFI Metal Forming, Inc.

In Re Insilco Technologies, Inc. et al.        Case No. 02-13672
Insilco Technologies, Inc.                     Reporting Period:
Debtors                                        December 16 to December 31, 2002

================================================================================
WEEKLY CASH FLOW
================================================================================
US LOCATIONS                              A                 A                 A
Week number                              51                52                 1
Date                             12/20/2002        12/27/2002        12/31/2002
--------------------------------------------------------------------------------

BEGINNING CASH BALANCE               13,364            13,434            13,420

Collections
-----------
Trade receipts                          284               283                 8
Other                                    --                --                --
--------------------------------------------------------------------------------
   Total Collections                    284               283                 8
--------------------------------------------------------------------------------

CASH AVAILABLE                       13,648            13,717            13,428

Disbursements*
--------------
Payroll                                  --              (169)              (31)
Benefits                               (139)             (100)              (35)
Inventory Purchases                      (5)               (7)               --
General Cash Disbursements              (70)               (1)               --
Deposits                                 --                --                --
Critical Vendor Payments                 --                --                --
Capital expenditures                     --                --                --
Other                                    --                --                --
                                ------------------------------------------------
   Subtotal Operating Expenses         (214)             (277)              (66)

Professional fees
   On-Going                              --               (20)               --
   Debtor's Professionals                                  --
   Unsecured Professionals
                                ------------------------------------------------
      Subtotal                           --               (20)               --
                                ------------------------------------------------

Bank Professionals                                         --                --
Restructuring costs                      --                --                --
Taxes                                    --                --                --
Intercompany transfers out               --                --                --
Intercompany transfers in                --                --                --
Debt service                             --                --                --
--------------------------------------------------------------------------------
   Total disbursements                 (214)             (297)              (66)
--------------------------------------------------------------------------------

Wind-down costs Medical/Dental
DIP Borrowings/(Paydowns)                --                --                --

ENDING CASH                          13,434            13,420            13,362
================================================================================


Key Account information
Sales                                   366                51                62
Trade accounts receivable balance     2,030             1,818             1,617
Inventory                             2,280             2,207             2,111
Accounts payable - US                    95               150               221


* On a book basis, i.e. includes checks writte n not cashed.

In Re Insilco Technologies, Inc. et al.        Case No. 02-13675
Precision Cable Manufacturing                  Reporting Period:
Debtors                                        December 16 to December 31, 2002

================================================================================
WEEKLY CASH FLOW
================================================================================
US LOCATIONS                              A                 A                 A
Week number                              51                52                 1
Date                             12/20/2002        12/27/2002        12/31/2002
--------------------------------------------------------------------------------

BEGINNING CASH BALANCE                1,275             1,682             1,590

Collections
-----------
Trade receipts                          474               320               496
Other                                    --                                  --
--------------------------------------------------------------------------------
   Total Collections                    474               320               496
--------------------------------------------------------------------------------

CASH AVAILABLE                        1,749             2,002             2,086

Disbursements*
--------------
Payroll                                  --                --               (46)
Benefits                                (18)              (56)               (9)
Inventory Purchases                     (67)             (283)              (25)
General Cash Disbursements               18               (73)              (47)
Deposits                                 --                --                --
Critical Vendor Payments                 --                --                --
Capital expenditures                     --                --                --
Other                                    --                --                --
                                ------------------------------------------------
   Subtotal Operating Expenses          (67)             (412)             (127)

Professional fees
   On-Going                              --                --                --
   Debtor's Professionals                                  --
   Unsecured Professionals
                                ------------------------------------------------
      Subtotal                           --                --                --
                                ------------------------------------------------

Bank Professionals                                         --                --
Restructuring costs                      --                --                --
Taxes                                    --                --                --
Intercompany transfers out               --                --                --
Intercompany transfers in                --                --                --
Debt service                             --                --                --
--------------------------------------------------------------------------------
   Total disbursements                  (67)             (412)             (127)
--------------------------------------------------------------------------------

Wind-down costs Medical/Dental
DIP Borrowings/(Paydowns)                --                --                --

ENDING CASH                           1,682             1,590             1,959
================================================================================


Key Account information
Sales                                   490               427                --
Trade accounts receivable balance     3,484             3,729             3,323
Inventory                             3,923             4,322             4,041
Accounts payable - US                    --               250               110

* On a book basis, i.e. includes checks written not cashed.

In Re Insilco Technologies, Inc. et al.        Case No. 02-13673
InNet Technologies, Inc.                       Reporting Period:
Debtors                                        December 16 to December 31, 2002

================================================================================
WEEKLY CASH FLOW
================================================================================
US LOCATIONS                              A                 A                 A
Week number                              51                52                 1
Date                             12/20/2002        12/27/2002        12/31/2002
--------------------------------------------------------------------------------

BEGINNING CASH BALANCE               (1,275)           (1,298)           (1,354)

Collections
-----------
Trade receipts                            4                 6                 7
Other                                    --                --                --
--------------------------------------------------------------------------------
   Total Collections                      4                 6                 7
--------------------------------------------------------------------------------

CASH AVAILABLE                       (1,271)           (1,292)           (1,347)

Disbursements*
--------------
Payroll                                  --               (62)               --
Benefits                                (21)               --                --
Inventory Purchases                      (1)               --                --
General Cash Disbursements               (3)               --                --
Deposits                                 (2)               --                (2)
Critical Vendor Payments                 --                --                --
Capital expenditures                     --                --                --
Other                                    --                --                --
                                ------------------------------------------------
   Subtotal Operating Expenses          (27)              (62)               (2)

Professional fees
   On-Going                              --                --                --
   Debtor's Professionals                                  --
   Unsecured Professionals
                                ------------------------------------------------
      Subtotal                           --                --                --
                                ------------------------------------------------

Bank Professionals                                         --                --
Restructuring costs                      --                --                --
Taxes                                    --                --                --
Intercompany transfers out               --                --                --
Intercompany transfers in                --                --                --
Debt service                             --                --                --
--------------------------------------------------------------------------------
   Total disbursements                  (27)              (62)               (2)
--------------------------------------------------------------------------------

Wind-down costs Medical/Dental
DIP Borrowings/(Paydowns)                --                --                --

ENDING CASH                          (1,298)           (1,354)           (1,349)
================================================================================


Key Account information
Sales                                   484               484               484
Trade accounts receivable balance       160               175               183
Inventory                               106               155               260
Accounts payable - US                    --                --                16

* On a book basis, i.e. includes checks written not cashed.

In Re Insilco Technologies, Inc. et al.        Case No. 02-13681
Signal Transformer Co., Inc.                   Reporting Period:
Debtors                                        December 16 to December 31, 2002

================================================================================
WEEKLY CASH FLOW
================================================================================
US LOCATIONS                              A                 A                 A
Week number                              51                52                 1
Date                             12/20/2002        12/27/2002        12/31/2002
--------------------------------------------------------------------------------

BEGINNING CASH BALANCE               (1,473)           (1,292)           (1,142)

Collections
-----------
Trade receipts                          350               230               207
Other                                    --                --                --
--------------------------------------------------------------------------------
   Total Collections                    350               230               207
--------------------------------------------------------------------------------

CASH AVAILABLE                       (1,123)           (1,062)             (935)

Disbursements*
--------------
Payroll                                  --               (75)              (31)
Benefits                                (23)               --                --
Inventory Purchases                      --                --                --
General Cash Disbursements             (146)               (5)               --
Deposits                                 --                --                --
Critical Vendor Payments                 --                --                --
Capital expenditures                     --                --                --
Other                                    --                --                --
                                ------------------------------------------------
   Subtotal Operating Expenses         (169)              (80)              (31)

Professional fees
   On-Going                              --                --                --
   Debtor's Professionals                                  --
   Unsecured Professionals
                                ------------------------------------------------
      Subtotal                           --                --                --
                                ------------------------------------------------

Bank Professionals                                         --                --
Restructuring costs                      --                --                --
Taxes                                    --                --                --
Intercompany transfers out               --                --                --
Intercompany transfers in                --                --                --
Debt service                             --                --                --
--------------------------------------------------------------------------------
   Total disbursements                 (169)              (80)              (31)
--------------------------------------------------------------------------------

Wind-down costs Medical/Dental
DIP Borrowings/(Paydowns)                --                --                --

ENDING CASH                          (1,292)           (1,142)             (966)
================================================================================


Key Account information
Sales                                   439                --               327
Trade accounts receivable balance     3,648             3,518             3,237
Inventory                             4,569             4,569             4,276
Accounts payable - US                   150               200               269

* On a book basis, i.e. includes checks written not cashed.

In Re Insilco Technologies, Inc. et al.        Case No.'s 02-13676 and 02-13678
Stewart Stamping Group                         Reporting Period:
Debtors                                        December 16 to December 31, 2002

================================================================================
WEEKLY CASH FLOW
================================================================================
US LOCATIONS                              A                 A                 A
Week number                              51                52                 1
Date                             12/20/2002        12/27/2002        12/31/2002
--------------------------------------------------------------------------------

BEGINNING CASH BALANCE                1,502             1,904             2,255

Collections
-----------
Trade receipts                          735               705               229
Other                                    --                --                --
--------------------------------------------------------------------------------
   Total Collections                    735               705               229
--------------------------------------------------------------------------------

CASH AVAILABLE                        2,237             2,609             2,484

Disbursements*
--------------
Payroll                                  --              (312)             (254)
Benefits                                (55)               --                --
Inventory Purchases                    (215)              (42)               (8)
General Cash Disbursements              (63)               --                --
Deposits                                 --                --                --
Critical Vendor Payments                 --                --                --
Capital expenditures                     --                --                --
Other                                    --                --                --
                                ------------------------------------------------
   Subtotal Operating Expenses         (333)             (354)             (262)

Professional fees
   On-Going                              --                --                --
   Debtor's Professionals                                  --
   Unsecured Professionals
                                ------------------------------------------------
      Subtotal                           --                --                --
                                ------------------------------------------------

Bank Professionals                                         --                --
Restructuring costs                      --                --                --
Taxes                                    --                --                --
Intercompany transfers out               --                --                --
Intercompany transfers in                --                --                --
Debt service                             --                --                --
--------------------------------------------------------------------------------
   Total disbursements                 (333)             (354)             (262)
--------------------------------------------------------------------------------

Wind-down costs Medical/Dental
DIP Borrowings/(Paydowns)                --                --                --

ENDING CASH                           1,904             2,255             2,222
================================================================================


Key Account information
Sales                                 1,012             1,012               527
Trade accounts receivable balance     8,396             8,069             7,603
Inventory                             8,355             8,355             8,355
Accounts payable - US                   260               260               749

* On a book basis, i.e. includes checks written not cashed.

In Re Insilco Technologies, Inc. et al.        Case No. 02-13679
Stewart Connector Systems, Inc.                Reporting Period:
Debtors                                        December 16 to December 31, 2002

================================================================================
WEEKLY CASH FLOW
================================================================================
US LOCATIONS                              A                 A                 A
Week number                              51                52                 1
Date                             12/20/2002        12/27/2002        12/31/2002
--------------------------------------------------------------------------------

BEGINNING CASH BALANCE               (5,741)           (5,595)           (5,404)

Collections
-----------
Trade receipts                          271               339               172
Other                                    --                --                --
--------------------------------------------------------------------------------
   Total Collections                    271               339               172
--------------------------------------------------------------------------------

CASH AVAILABLE                       (5,470)           (5,256)           (5,232)

Disbursements*
--------------
Payroll                                  --               (81)             (112)
Benefits                                 --               (48)               --
Inventory Purchases                     (52)               --                --
General Cash Disbursements              (73)              (19)               --
Deposits                                 --                --                --
Critical Vendor Payments                 --                --                --
Capital expenditures                     --                --                --
Other                                    --                --                --
                                ------------------------------------------------
   Subtotal Operating Expenses         (125)             (148)             (112)

Professional fees
   On-Going                              --                --                --
   Debtor's Professionals                                  --
   Unsecured Professionals
                                ------------------------------------------------
      Subtotal                           --                --                --
                                ------------------------------------------------

Bank Professionals                                         --                --
Restructuring costs                      --                --                --
Taxes                                    --                --                --
Intercompany transfers out               --                --                --
Intercompany transfers in                --                --                --
Debt service                             --                --                --
--------------------------------------------------------------------------------
   Total disbursements                 (125)             (148)             (112)
--------------------------------------------------------------------------------

Wind-down costs Medical/Dental
DIP Borrowings/(Paydowns)                --                --                --

ENDING CASH                          (5,595)           (5,404)           (5,344)
================================================================================


Key Account information
Sales                                   440                10                10
Trade accounts receivable balance     3,680             3,427             3,370
Inventory                             3,538             3,864             3,584
Accounts payable - US                    --               384               180

* On a book basis, i.e. includes checks written not cashed.